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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2000




                              BUSH INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


               Delaware              1-8884              16-0837346
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            (State or other     (Commission File      (I.R.S. Employer
             jurisdiction            Number)           Identification
           of incorporation)                                No.)




                                 One Mason Drive
                                  P.O. Box 460
                         Jamestown, New York 14702-0460
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                    (Address of principal executive offices)



       Registrants's telephone number, including area code: (716) 665-2000




                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     Bush Industries, Inc. (the "Registrant"), entered into an amendment (the "Fifth Amendment"), dated as of May 2, 2000, to that certain Credit and Guarantee Agreement dated as of June 26, 1997, as amended (the "Credit Agreement"), with The Chase Manhattan Bank, as administrative agent and as a lender, Mellon Bank, N.A., as co-agent and as a lender, and certain other banks. The Fifth Amendment modified the amount of money the Company can borrow from an aggregate $175,000,000 to an aggregate $210,000,000.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             10.1 Fifth Amendment, dated as of May 2, 2000, to the Credit and
                  Guarantee Agreement dated as of June 26, 1997.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BUSH INDUSTRIES, INC.



Date: June 5, 2000                   By: /s/ Robert L. Ayres
      ----------------                   --------------------
                                         Robert L. Ayres
                                         Executive Vice President,
                                         Chief Operating Officer and
                                         Chief Financial Officer

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